SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 16, 2003

                              KESTREL ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Colorado                    0-9261                      84-0772451
(State of Incorporation)       (Commission File              (IRS Employer ID
                                    Number)                       Number)

                         1726 Cole Boulevard, Suite 210
                            Lakewood, Colorado 80401
                    (Address of Principal Executive Offices)

                                 (303) 295-0344
                        (Registrant's Telephone Number,
                              including Area Code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)    None

   (b)    None

   (c)    Exhibits

          99.1  Press Release of Kestrel Energy, Inc. dated October 16, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Kestrel Energy, Inc., the Registrant, issued a press release on October 16, 2003, reporting operating results for the fourth quarter and fiscal year ended June 30, 2003.



Date:  October 16, 2003                   KESTREL ENERGY, INC.


                                          By:/S/BARRY D. LASKER
                                             --------------------------------
                                             Barry D. Lasker, President